                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported) November 17, 2000

                         ------------------------------

                          VERITAS SOFTWARE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                        000-26247                77-0507675
------------------------------     -------------------      ------------------
(State or other jurisdiction           (Commission           (I.R.S. Employer
    of incorporation)                  File Number)         Identification No.)

                              1600 Plymouth Street
                         Mountain View, California 94043
            --------------------------------------------------------
           (Address of principal executive offices including Zip Code)


       Registrant's telephone number, including area code: (650) 335-8000

                          -----------------------------

Item 5: Other Events

     On November 17, 2000, VERITAS Software Corporation announced that it has named Gary Bloom as president and chief executive officer of the Company, and that Mark Leslie will continue to serve as chairman of the board of directors. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by this reference.

Item 7: Financial Statements and Exhibits.

         (c)     Exhibits

         99.1    Press release dated November 17, 2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 17, 2000

                              VERITAS SOFTWARE CORPORATION


                              By: /s/ Jay A. Jones
                                 ------------------------------------------
                                  Jay A. Jones
                                  Senior Vice President,
                                  Chief Administrative Officer & Secretary

                                  EXHIBIT INDEX

99.1    Press release of the registrant dated November 17, 2000.